UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 30, 2015

Date of report (Date of earliest event reported)

Nexvet Biopharma

public limited company

(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-36828	98-1205017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

National Institute for Bioprocessing Research and Training

Fosters Avenue, Mount Merrion, Blackrock, Co. Dublin, Ireland

(Address of principal executive offices, including Zip Code)

+353 (1) 901 0339

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 30, 2015, Graeme Wald resigned from the board of directors (the “Board”) of Nexvet Biopharma public limited company (the “Company”), including as a member of the audit committee of the Board. Mr. Wald’s resignation was not related to any disagreement or dispute with the Company. A copy of the resignation letter from Mr. Wald dated June 30, 2015 is filed as Exhibit 99.1 hereto and incorporated herein by reference.

In connection with Mr. Wald’s resignation, the Board reconstituted the audit committee of the Board, which now consists of Ashraf Hanna, Cormac Kilty and Chris Brown.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Resignation letter from Graeme Wald dated June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nexvet Biopharma public limited company

By:	/s/ Mark Heffernan, Ph.D.
Name:	Mark Heffernan
Its:	Chief Executive Officer

Date: July 2, 2015